NEITHER THIS NOTE, NOR ANY SECURITIES ISSUABLE UPON THE CONVERSION HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF THIS NOTE OR SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE OR SUCH SECURITIES, RESPECTIVELY, MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED, OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS.

                             ACL SEMICONDUCTORS INC.

         12% SENIOR SUBORDINATED CONVERTIBLE NOTE DUE DECEMBER 31, 2004

$250,000 DECEMBER 31, 2003
NEW YORK, NEW YORK

                  ACL SEMICONDUCTORS INC., a Delaware corporation (the "COMPANY"), for value received, hereby promises to pay to PROFESSIONAL TRADERS FUND, LLC, with an address at 990 Stewart Avenue, Suite 420, Garden City, New York 11530, or registered assigns (the "HOLDER"), the principal amount of TWO HUNDRED FIFTY THOUSAND UNITED STATES DOLLARS (US$250,000) on the Maturity Date (as defined below), and to pay interest on the unpaid principal balance hereof at the rate (calculated on the basis of a 360-day year consisting of twelve 30-day months) of 12% per annum from the date hereof (the "Issuance Date") until the Maturity Date, subject to increase as provided herein in certain events. Accrued interest on the unpaid principal balance hereof shall be payable quarterly in arrears and on the Maturity Date or upon the earlier conversion or repayment of this Note, in each case in cash or shares of common stock of the Company (the "COMMON STOCK") at the option of the Holder, as described herein. In no event shall any interest to be paid hereunder exceed the maximum rate permitted by law. In any such event, this Note shall automatically be deemed amended to permit interest charges at an amount equal to, but no greater than, the maximum rate permitted by law.

         1. OFFERING; SUBSCRIPTION AGREEMENT; PRIORITY.

         This Note was issued by the Company in an offering (the "OFFERING") of $250,000 aggregate principal amount of 12% Convertible Notes (collectively, the "NOTES"), which Notes are convertible into shares of Common Stock. In connection with the Offering, each purchaser of Notes (collectively, the "HOLDERS") has executed and delivered a Subscription Agreement (each a "SUBSCRIPTION AGREEMENT" and collectively, the "SUBSCRIPTION Agreements") to the Company.

         2. PAYMENTS.

         (a) Subject to Section 8 hereof, principal of this Note shall be due and payable in full on the Maturity Date. The "MATURITY DATE" shall be December 31, 2004.

         (b) (i) Subject to Section 8 hereof and the immediately following sentence, interest on this Note shall accrue from the date of issuance hereof to, but excluding, the Maturity Date, at the rate of 12% per annum and shall be payable in arrears on March 31, 2004, June 31, 2004, September 31, 2004 (each an "INTEREST PAYMENT DATE"), and on the Maturity Date. In the event that there shall be an Event of Default (as hereinafter defined), from and after the date of such Event of Default, interest on this Note shall accrue at the rate of 15% per annum.

                  (ii) Subject to Section 8 hereof, upon written notice (the "SHARE PAYMENT NOTICE") given by the Holder to the Company at least 30 days, but not more than 60 days, prior to any Interest Payment Date or the Maturity Date, as applicable, the interest on this Note payable on such Interest Payment Date or on the Maturity Date shall be paid by the Company on such date in the form of shares of Common Stock. In the event that the Share Payment Notice shall have been timely given with respect to any Interest Payment Date or the Maturity Date, as applicable, the number of shares of Common Stock issuable to the Holder in lieu of the cash payment of interest on this Note due and payable on such date shall equal the quotient of (A) divided by (B), where (A) equals the cash payment of interest on this Note due and payable on such Interest Payment Date or the Maturity Date, as applicable, and where (B) equals the Conversion Price (as hereinafter defined).

         (c) If any Interest Payment Date or the Maturity Date falls on a day that is not a Business Day (as defined below), the payment due on such Interest Payment Date, or the Maturity Date, as applicable, will be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the Maturity Date, as the case may be. "BUSINESS DAY" means any day which is not a Saturday or Sunday and is not a day on which banking institutions are generally authorized or obligated to close in the City of New York, New York.

         (d) The Company may, at its option during the period terminating 90 days from the date of issuance of this Note, prepay all or any part of the principal of this Note, subject to the payment of the premium described in this paragraph (d). All payments on this Note shall be applied first to accrued interest hereon and the balance to the payment of principal hereof. The penalty for prepayment shall equal the product of (I) multiplied by (II), where (I) equals the sum of the principal amount of, and interest on, this Note to be so prepaid, and where (II) equals 0.50.

         (e) Payments of principal and interest on this Note shall be made by check sent to the Holder's address set forth above or to such other address as the Holder may designate for such purpose from time to time by written notice to the Company, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

         (f) The obligations to make the payments provided for in this Note are absolute and unconditional and not subject to any defense, set-off, counterclaim, rescission, recoupment, or adjustment whatsoever. The Company hereby expressly waives demand and presentment for payment, notice of non-payment, notice of dishonor, protest, notice of protest, bringing of suit, and diligence in taking any action to collect any amount called for hereunder, and shall be directly and primarily liable for the payment of all sums owing and to be owing hereon, regardless of and without any notice, diligence, act, or omission with respect to the collection of any amount called for hereunder.

         3.       RANKING OF NOTE.

         This Note constitutes senior unsecured indebtedness of the Company. Notwithstanding the foregoing, the payment of principal of, and accrued and unpaid interest on, the Note is guaranteed pursuant to, and solely to the extent of the Collateral described in, the Guarantee and Security Agreement, dated as of December 31, 2003 (the "SECURITY AGREEMENT"), between the Company and Orient Financial Services Limited, Mr. Li Wing Kei and Emerging Growth Partners, Inc.

         4.       COVENANTS.

                  The Company covenants and agrees with the Holder that, so long as any amount remains unpaid on the Notes, unless the consent of the Holders of a majority of the principal of the then outstanding Notes is obtained, the
Company:

         (a) Shall not pay any dividend or make any distribution on, or purchase, redeem, or retire, any shares of its capital stock or any warrants, options, or other rights to reacquire any such shares, except that the Company may pay dividends payable solely in shares of its capital stock.

         (b)      Shall deliver to each Holder:

                  (i) as soon as available, and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Company, consolidated statements of income, retained earnings, and cash flow of the Company, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheet of the Company and its subsidiaries as at the end of such period setting forth in the case of each such statement in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of the chief financial officer of the Company, which certificate shall state that (A) such financial statements fairly present in all material respects the financial position and results of operations of the Company and its subsidiaries, all in accordance with generally accepted accounting principles consistently applied (other than footnote disclosures to the extent permitted by the applicable securities laws and related rules and regulations), and (B) no Default (as hereinafter defined) has occurred and is continuing or, if any Default has occurred and is continuing, a description thereof in reasonable detail and of the action the Company has taken or proposes to take with respect thereto;

                  (ii) as soon as available and in any event within 90 days after the end of each fiscal year of the Company, consolidated statements of income, retained earnings, and cash flow of the Company for such fiscal year, and the related consolidated balance sheet of the Company and its subsidiaries as at the end of such fiscal year, setting forth in the case of each such statement in comparative form the corresponding figures for the preceding fiscal year, and accompanied by (A) a report thereon of independent certified public accountants to the Company, which opinion shall state that such financial statements present fairly, in all material respects, the financial position and results of operations of the Company and its subsidiaries in conformity with generally accepted accounting principles consistently applied, and (B) a certificate of the chief financial officer of the Company stating that no Default has occurred and is continuing or, if any Default has occurred and is continuing, a description thereof in reasonable detail and of the action the Company has taken or proposes to take with respect thereto;

                  (iii) promptly after the Company shall obtain knowledge of such, written notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and each material development in respect of such legal or other proceedings, affecting the Company and its subsidiaries, except proceedings which, if adversely determined, would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and

                  (iv) promptly after the Company shall obtain knowledge of the occurrence of any Event of Default (as hereinafter defined) or any event which with notice or lapse of time or both would become an Event of Default (an Event of Default or such other event being a "DEFAULT"), a notice specifying that such notice is a "NOTICE OF DEFAULT" and describing such Default in reasonable detail, and, in such Notice of Default or as soon thereafter as practicable, a description of the action the Company has taken or proposes to take with respect thereto.

         (c) The Company shall perform all obligations, and comply with the side letter, dated December 31, 2003, from the Company to the Holder.

         5.       EVENTS OF DEFAULT.

         The occurrence of any of the following events shall constitute an event of default (an "EVENT OF Default"):

         (a) A default in the payment of the principal on any Note, when and as the same shall become due and payable; or

         (b) A default in the payment of any interest on any Note, when and as the same shall become due and payable, which default shall continue for five business days after the relevant Interest Payment Date, subject to paragraph 2(c) hereof; or

         (c) A default in the performance, or a breach, of any of the covenants of the Company contained in this Note or contained in the Security Agreement and the continuance of such default or breach for a period of 30 days after receipt of notice from the Holder as to such breach or after the Company had or should have had knowledge of such breach; or

         (d) Any representation, warranty, or certification made by the Company pursuant to this Note, the Subscription Agreements, or the Security Agreement shall prove to have been false or misleading as of the date made in any material respect; or

         (e) A final judgment or judgments for the payment of money in excess of $1,000,000 in the aggregate shall be rendered against the Company by one or more courts, administrative or arbitral tribunals or other bodies having jurisdiction and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 60 days from the date of entry thereof and the Company shall not, within such 60-day period, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

         (f) The entry of a decree or order by a court having jurisdiction adjudging the Company bankrupt or insolvent, or approving a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company, under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of 60 days; or the commencement by the Company of a voluntary case under federal bankruptcy law, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency, or other similar law, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under federal bankruptcy law or any other applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

         (g) The Company shall have its Common Stock suspended from trading on, or delisted from, the Principal Trading Market for in excess of ten (10) trading days.

         6.       REMEDIES UPON DEFAULT.

         (a)      Upon the  occurrence  of an Event of  Default  referred  to in
Section 5(f), the principal amount then outstanding of, and the accrued interest on, this Note, together with the

Default Penalty (as hereinafter defined), shall automatically become immediately due and payable without presentment, demand, protest, or other formalities of any kind, all of which are hereby expressly waived by the Company. Upon the occurrence of an Event of Default referred to in Section 5(a) or (b), the Holder, by notice in writing given to the Company, may declare the entire principal amount then outstanding of, and the accrued interest on, this Note, together with the Default Penalty, to be due and payable immediately, and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Company. Upon the occurrence of an Event of Default other than one referred to in Sections 5(a), (b) or (f), the Holders of not less than 50% in principal amount of then outstanding Notes (excluding any Notes held by or for the account of the Company or any affiliate of the Company) may declare the principal amount then outstanding of, and the accrued interest on, the Notes, together with the Default Penalty, to be due and payable immediately, and upon such declaration the same shall become due and payable immediately, without presentation, demand, protest, or other formalities of any kind, all of which are expressly waived by the Company. For purposes of this Note, the term "DEFAULT PENALTY" shall mean the product of (I) and (II), where
(I) equals the sum of the principal amount then outstanding of, and the accrued interest on, this Note through the date of such Event of Default, and where (B) equals 0.30. At the option of the Holder by written notice to the Company, the payment of the principal amount then outstanding of, and the accrued interest on, this Note, together with the Default Penalty, may be paid in shares of Common Stock at the Conversion Price.

         (b) The Holder may institute such actions or proceedings in law or equity as it shall deem expedient for the protection of its rights and may prosecute and enforce its claims against all assets of the Company, and in connection with any such action or proceeding shall be entitled to receive from the Company payment of the principal amount of this Note plus accrued interest to the date of payment plus reasonable expenses of collection, including, without limitation, reasonable attorneys' fees and expenses.

         7.       TRANSFER.

         (a) Any Notes issued upon the transfer of this Note shall be numbered and shall be registered in a Note Register as they are issued. The Company shall be entitled to treat the registered holder of any Note on the Note Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Note on the part of any other person, and shall not be liable for any registration or transfer of Notes which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. Subject to applicable law, this Note shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Note or Notes to the person entitled thereto. This Note may be exchanged, at the option of the Holder thereof, for another Note, or other Notes of different denominations, of like tenor and representing in the aggregate a like principal amount, upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause Notes to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Securities Act and the rules and regulations thereunder.

         (b) The Holder acknowledges that he has been advised by the Company that this Note has not been registered under the Securities Act, that this Note is being issued on the basis of the statutory exemption provided by
Section 4(2) of the Act or Regulation D promulgated thereunder, or both, relating to transactions by an issuer not involving any public offering, and that the Company's reliance thereon is based in part upon the representations made by the original Holder in the original Holder's Subscription Agreement executed and delivered in accordance with the terms of the Offering. The Holder acknowledges that he has been informed by the Company of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of securities. In particular, the Holder agrees that no sale, assignment or transfer of this Note shall be valid or effective, and the Company shall not be required to give any effect to any such sale, assignment or transfer, unless (i) the sale, assignment, or transfer of this Note is registered under the Securities Act, it being understood that this Note is not currently registered for sale and that the Company has no obligation or intention to so register the Notes, or (ii) this Note is sold, assigned, or transferred in accordance with all the requirements and limitations of Rule 144 under the Act, it being understood that Rule 144 is not available at the time of the original issuance of this Note for the sale of this Note and that there can be no assurance that Rule 144 sales will be available at any subsequent time, or (iii) such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

         8.       CONVERSION.

         (a) (i) Subject to Section 2(b) hereof, the Holder may elect to receive the principal amount of this Note due and payable on the Maturity Date, or any payment of interest thereon due on any Interest Payment Date or the Maturity Date, in each case in shares of Common Stock

                  (ii) At any time on or after the Issue Date and prior to the time this Note is paid in full in accordance with its terms (including without limitation after the Maturity Date and after the occurrence of an Event of Default, as defined above), the Holder of this Note is entitled, at its option, subject to the following provisions of this Section 8, to convert this Note at any time into shares of Common Stock at the Conversion Price (as defined below).

         (b) The number of shares of Common Stock to be delivered upon such conversion shall equal the quotient of (A) divided by (B), where (A) equals the principal amount of, and accrued but unpaid interest on, this Note, and where (B) equals the Conversion Price. For purposes of this Note, the term "CONVERSION PRICE" shall mean the product of (X) multiplied by (Y), where (X) equals the average closing price for the three trading days immediately prior to such Interest Payment Date or the Maturity Date, as applicable, in the case of conversions referenced in clause
(a)(i) of this Section 8, or the three trading days immediately prior to the date of the relevant Notice of Conversion (as hereinafter defined) in the case of conversions referenced in clause (a)(ii) of this Section 8, and where (Y) equals 0.40, provided, however, in no event shall the Conversion Price be greater than $1.00.

         (c)      Conversion   shall  be  effectuated  by  faxing  a  Notice  of
Conversion to the Company as provided in this paragraph. The Notice of Conversion shall be executed by the Holder of this Note and shall evidence such Holder's intention to convert this Debenture or a specified portion hereof in the form annexed hereto as Exhibit A. If paid in Common Stock as contemplated hereby, accrued and unpaid interest from the Issue Date to the relevant Interest Payment Date shall be paid in Common Stock at the Conversion Price applicable as of such Interest Payment Date. No fractional shares of Common Stock or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded to the nearest whole share. The date on which notice of conversion is given (the "CONVERSION DATE") shall be deemed to be the date on which the Holder faxes or otherwise delivers the conversion notice ("NOTICE OF CONVERSION") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of this Debenture, the Holder shall deliver to the Company the original Notes being converted no later than three (3) business days thereafter. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number: #852 27589061, Attention Mr. Chung-Lun Yang. Certificates representing shares of Common Stock upon issued conversion in whole or in part of the Notes ("CONVERSION CERTIFICATES") shall be delivered to the Holder at the address specified in the Notice of Conversion (which may be the Holder's address set forth herein or a different address), via express courier, by electronic transfer or otherwise, within three (3) business days (such third business day, the "DELIVERY DATE") after the date on which the Notice of Conversion is delivered to the Company as contemplated in this paragraph (c), and, if interest is paid in the form of shares of Common Stock, the Interest Payment Date. The Holder shall be deemed to be the holder of the shares issuable thereto in accordance with the provisions of this Section 8(c) on the Conversion Date.

         9.       MISCELLANEOUS.

         (a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail or similar overnight delivery or courier service or delivered (in person or by telecopy, telex or similar telecommunications equipment) against receipt to the party to whom it is to be given, (i) if to the Company, at its address, B24-B27,1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road, Kowloon, Hong Kong,
Attention: President, (ii) if to the Holder, at its address set forth on the first page hereof, or (iii) in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this
Section 9(a).

Notice to the estate of any party shall be sufficient if addressed to the party as provided in this Section 9(a). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this
Section 8(a) shall be deemed given at the time of receipt thereof.

         (b) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of this Note (and upon surrender of this Note if mutilated), the Company shall execute and deliver to the Holder a new Note of like date, tenor, and denomination.

         (c) No course of dealing and no delay or omission on the part of the Holder in exercising any right or remedy shall operate as a waiver thereof or otherwise prejudice the Holder's rights, powers or remedies. No right, power, or remedy conferred by this Note upon the Holder shall be exclusive of any other right, power, or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise, and all such remedies may be exercised singly or concurrently.

         (d) This Note may be amended only by a written instrument executed by the Company and the Holder hereof. Any amendment shall be endorsed upon this Note, and all future Holders shall be bound thereby.

         (e) This Note has been negotiated and consummated in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to principles governing conflicts of law.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the Company has caused this Note to be executed and dated the day and year first above written.

                                        ACL SEMICONDUCTORS INC.

                                        BY: /S/ CHUNG-LUN YANG
                                           ------------------------
                                            NAME:   CHUNG-LUN YANG
                                            TITLE:  CHIEF EXECUTIVE OFFICER

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE-WRITTEN:

PROFESSIONAL TRADERS FUND LLC

BY: /S/ MARC K. SWICKLE
   ------------------------------
     NAME:  MARC K. SWICKLE
     TITLE: MANAGER



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

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                                       OF
                    12% SENIOR SUBORDINATED CONVERTIBLE NOTE
                              DUE DECEMBER __, 2004
     (TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT THE NOTE)

FROM:___________________________________________________________ ("Holder")

DATE:___________________________________________________ (the "Conversion Date")


RE: Conversion of the 12% Senior Subordinated Convertible Note Due December __, 2004 (the "Note") of ACL SEMICONDUCTORS INC. (the "Company") into shares (the "Conversion Shares") of Common Stock (defined below)

         The captioned Holder hereby gives notice to the Company, pursuant to the Note of ACL SEMICONDUCTORS INC. that the Holder elects to do the following:

CHECK ONE:

         __ receive the interest on the Note due and payable on the next Interest Payment Date or the Maturity Date, as applicable, in the form of shares of common stock, par value $0.001 per share (the "Common Stock"), pursuant to Section 2 and Section 8(a)(i) of the Note;

         __ receive the principal amount of the Note due and payable on the Maturity Date in the form of shares of Common Stock pursuant to Section 2 and Section 8(a)(i) of the Note; or

         __ convert the Note into fully paid and non-assessable shares of Common Stock as of the Conversion Date specified above.

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

Such conversion shall be based on the Conversion Price determined in accordance with the Note.

                                        ---------------------------------------
                                        (PRINT NAME OF HOLDER)

                                        BY:
                                            -----------------------------------
                                            (SIGNATURE OF AUTHORIZED PERSON)


                                        ---------------------------------------
                                        (PRINTED NAME AND TITLE)







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